Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of May 15, 2015, is entered into by and among INTERCONTINENTAL EXCHANGE INC. (formerly INTERCONTINENTALEXCHANGE GROUP, INC.), a Delaware corporation (the “Parent Borrower”), ICE EUROPE PARENT LIMITED, a limited company incorporated under the laws of England and Wales (the “Subsidiary Borrower”, and together with the Parent Borrower, the “Borrowers”), the Lenders (as hereinafter defined), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.

RECITALS

A. The Borrowers, the several lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are party to the Credit Agreement, dated as of April 3, 2014 (as amended, supplemented, restated or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement as amended by this First Amendment.

B. The Parent Borrower has requested that the Required Lenders amend the Credit Agreement on the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Amendments to CREDIT AGREEMENT

1.1              Amendments to the Credit Agreement. Effective upon the First Amendment Effective Date (as hereinafter defined):

(a)                the definition of “Change of Control” in Section 1.1 of the Credit Agreement is hereby amended and restated in full to read as follows:

““Change of Control” means an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of 35% or more of the equity securities of the Parent Borrower entitled to vote for members of the board of directors or equivalent governing body of the Parent Borrower on a fully-diluted basis.”

(b)	the definition of “Continuing Directors” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

ARTICLE II

conditions OF EFFECTIVENESS

2.1              The amendments set forth in Sections 1.1 shall become effective as of the date (the “First Amendment Effective Date”) when, and only when, the Administrative Agent shall have received an executed counterpart of this First Amendment from the Borrowers and the Required Lenders.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each of the Borrowers hereby represents and warrants, on and as of the First Amendment Effective Date, that this First Amendment has been duly authorized, executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable against it in accordance with its terms subject, in the case of the Subsidiary Borrower, to Legal Reservations and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by general equitable principles or by principles of good faith and fair dealing (regardless of whether enforcement is sought in equity or at law).

ARTICLE IV

ACKNOWLEDGEMENT AND conFIRMATION

Each party to this First Amendment hereby confirms and agrees that, after giving effect to this First Amendment and the amendments contemplated hereby, and except as expressly modified hereby, the Credit Agreement and the other Credit Documents to which it is a party remain in full force and effect and enforceable against such party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect.

ARTICLE V

MISCELLANEOUS

5.1              Governing Law. This First Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).

5.2              Credit Document. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this First Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and the other Credit Documents as amended hereby. This First Amendment is limited to the matters expressly set forth herein, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This First Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

5.3              Expenses. The Credit Parties shall pay all reasonable and documented fees and expenses of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this First Amendment.

5.4              Severability. To the extent any provision of this First Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this First Amendment in any jurisdiction.

5.5              Successors and Assigns. This First Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

5.6              Construction. The headings of the various sections and subsections of this First Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

5.7              Counterparts; Integration. This First Amendment may be executed and delivered via facsimile or electronic mail with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This First Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized officers as of the date first above written.

INTERCONTINENTAL EXCHANGE INC.

By:	/s/ Scott A. Hill
Name:	Scott A. Hill
Title:	Senior Vice President and
Chief Financial Officer

ICE EUROPE PARENT LIMITED

By:	/s/ Scott A. Hill
Name:	Scott A. Hill
Title:	Director

By:	/s/ Johnathan H. Short
Name:	Johnathan H. Short
Title:	Director

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent, the Multi-Currency Agent, an Issuing Bank, the Swingline Lender and a Lender

By:	/s/ Tracy L. Moosbrugger
Name:	Tracy L. Moosbrugger
Title:	Managing Director

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Thomas M. Paulk
Name:	Thomas M. Paulk
Title:	Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Oscar Cortez
Name:	Oscar Cortez
Title:	Vice President

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By:	/s/ Chen Xu
Name:	Chen Xu
Title:	President & CEO, USA

BANK OF MONTREAL (CHICAGO BRANCH), as a Lender

By:	/s/ Adam Tarr
Name:	Adam Tarr
Title:	Vice President

BANK OF MONTREAL (LONDON BRANCH), as a Lender

By:	/s/ A. Leboon
Name:	A. Leboon
Title:	Managing Director

By:	/s/ Lisa Rodriguez
Name:	Lisa Rodriguez
Title:	Managing Director

COMPASS BANK, as a Lender

By:	/s/ Stephen H. Lee
Name:	Stephen H. Lee
Title:	Senior Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Kenneth W. Deere
Name:	Kenneth W. Deere
Title:	Senior Vice President

REGIONS BANK, as a Lender

By:	/s/ Stephen A. Brothers
Name:	Stephen A. Brothers
Title:	Senior Vice President

SUNTRUST BANK, as a Lender

By:	/s/ David A. Ernst
Name:	David A. Ernst
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Leo Lai
Name:	Leo Lai
Title:	Executive Director

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Scott Taylor
Name:	Scott Taylor
Title:	Authorized Signatory

SOCIETE GENERALE, as a Lender

By:	/s/ Paul Dalle-Molle
Name:	Paul Dalle-Molle
Title:	Managing Director

US BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Charles Howes
Name:	Charles Howes
Title:	Vice President

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory